EXHIBIT 10.1


                            SALE OF PATENT AGREEMENT

THIS AGREEMENT made as of the 15th day of June, 1998.

BETWEEN:

         EDWARD M. HALIMI, Businessman, of 6155 Carpinteria Avenue, Carpinteria, California 93013

         (hereinafter called the "Vendor")

AND:

         COOL CAN TECHNOLOGIES, INC., a Minnesota corporation, having an office at 21700 Oxnard Street, Suite 1550, Warner Center, Woodland Hills, California 91367

         (hereinafter called the "Purchaser")


WHEREAS letters of patent of the United States, Number 5,609,038 dated the 11th day of March, 1997 (the "Patent"), have been issued to the Vendor for SELF-CHILLING BEVERAGE CONTAINER AND PARTS THEREFOR as described in Schedule A hereto;

AND WHEREAS the Purchaser is desirous of purchasing the Patent and all the rights of the Vendor thereunder.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

1. The Vendor shall sell, for the purchaser price hereinafter mentioned, the Patent and all his rights thereunder together with the invention covered by the Patent and all interest of the Vendor of, in and to the invention and Patent with all powers and privileges of any kind or nature.

2. The purchase price for the Patent and the other rights is the sum of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

3. The Vendor shall, upon the request of the Purchaser, execute and deliver to the Purchaser an assignment of the Patent hereinbefore mentioned and any other instrument or instruments that may be required for an effectual transfer of the Patent, invention, rights and other interests hereinbefore mentioned to the Purchaser, which assignment and other instruments shall be prepared by the Vendor at his own expense and shall be in such form as may be required by the Rules of Practice of the United States Patent and Trademark Office for the full, unqualified and complete assignment and transfer of all the rights hereinbefore mentioned.

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4. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, assigns and personal representatives.

5. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE COMMON SEAL OF                      )
COOL CAN TECHNOLOGIES, INC.             )
was hereunto affixed in the             )
presence of:                            )
                                        )
                                        )
/s/ Bruce Leitch                        )
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Authorized Signatory                    )
                                        )
                                        )
                                        )
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Authorized Signatory                    )


SIGNED, SEALED AND DELIVERED            )
BY EDWARD M. HALIMI                     )
in the presence of:                     )
                                        )
                                        )
/s/ Bruce Leitch                        )
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Signature                               )   /s/ Edward M. Halimi
                                        )   ------------------------------------
Bruce Leitch                                EDWARD M. HALIMI
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Name                                    )
                                        )
217 - 5535 Canoga Ave.                  )
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Address                                 )
                                        )
Woodland Hills, CA                      )
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